UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

September 30, 2023
Annual Report
to Shareholders
DWS Core Equity Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
21	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights
31	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
45	Other Information
46	Information About Your Fund’s Expenses
48	Tax Information
49	Advisory Agreement Board Considerations and Fee Evaluation
53	Board Members and Officers
59	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Core Equity Fund

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of substantial tightening of monetary policy; impact of slower growth in China; and geo-political volatility given the ongoing war in Ukraine and the recent war between Israel and Hamas, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023 and into 2024. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging into 2024. The aggressive tightening by the Federal Reserve and international monetary authorities, which began in 2022, has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are helping to cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Core Equity Fund	|	3

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.
DWS Core Equity Fund returned 21.32% for the 12-month period ended September 30, 2023, slightly outperforming the 21.19% return of its benchmark, the Russell 1000® Index. The Fund also outpaced the 19.13% average return of the funds in its Morningstar peer group, Large Blend, in both the one- and 10-year periods ended on the same date.
Although the stock market lost ground in August-September 2023, it produced a robust return for the full 12 months. Timing played an important role in equities’ strong showing, as stocks were approaching the end of a long, ten-month decline when the reporting period began. In the fourth quarter of 2022, however, investors grew more optimistic as cooler inflation raised hopes that the U.S. Federal Reserve was nearing the end of its extended series of interest rate hikes. While the Fed in fact continued to tighten policy throughout 2023, it slowed its pace of rate increases in comparison to the prior year. Market participants were further cheered by the fact that economic growth and corporate earnings both held up reasonably well in the face of rising rates.
Investment Process
In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the Fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The Fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the Fund’s benchmark index.

4	|	DWS Core Equity Fund

The investment environment became more challenging in the final two months of the period, when a surge in oil prices led to fears that the Fed would need to keep rates elevated well into 2024 to offset reaccelerating inflation. Several weaker-than-expected economic data points also hurt sentiment by raising concerns that growth had finally begun to slow. Despite the late downturn, the U.S. market finished firmly in positive territory on the strength of its earlier gains.
Fund Performance
Consistent with an approach that strives to keep the portfolio’s sector weightings closely in line with those of the benchmark index, individual stock selection was the primary driver of the Fund’s relative performance. We produced the best results in the consumer staples, financials, consumer discretionary, and communication services sectors. Real estate and materials were also areas of relative strength, but to a lesser degree. On the other hand, our holdings in healthcare, energy, and industrials lagged.
In consumer staples, our position in Coty, Inc.—a producer of beauty products—outperformed thanks to a series of robust earnings reports that included improved forward guidance. Church & Dwight Co. also made a strong contribution. The stock rallied in the second calendar quarter after the company reported strong profits and sales growth that was well above expectations, together with higher earnings guidance for the 2023 fiscal year.
JPMorgan Chase & Co. was the top contributor in financials. The company’s robust balance sheet, strong management, and lower sensitivity to interest-rate movements compared to its sector peers all played a role in its outperformance. We further benefited from having positions in a number of non-bank financials that were not affected by the banking-sector turmoil in March, including Apollo Global Management, Inc., Visa, Inc., and Ameriprise Financial, Inc.
Our outperformance in consumer discretionary was largely the result of a sizable underweight in Tesla, Inc. The shares posted a loss amid mounting investor concerns about rising competition and an expensive valuation. The apparel brands PVH Corp. and Nike, Inc.* also contributed to our results in the sector, as did an overweight in Amazon.com, Inc.

DWS Core Equity Fund	|	5

"We believe our steady approach, while appropriate for all markets, can be particularly beneficial at a time of elevated uncertainty.”
In communication services, we were helped by an overweight position in Alphabet, Inc. (the parent of Google), which gained ground on better-expected earnings driven by growth in its cloud-computing unit. In addition, the stock benefited from its attractive valuation relative to its peers in the mega-cap technology space. Spotify Technology SA, which continued to cut costs to boost its profit margins, was another key contributor in the sector.
The enterprise software giant Oracle Corp. was the top contributor at the individual company level. The stock surged behind better-than-expected earnings and expectations that it could emerge as a beneficiary of artificial intelligence (AI).
On the other hand, our holdings in the healthcare sector lagged. The shortfall stemmed largely from positions in insurance stocks—including Centene Corp., Elevance Health, Inc., and Cigna Group—that were adversely affected by concerns about rising interest rates. We were also hurt by having a zero weighting in Eli Lilly & Co., whose shares surged due to mounting optimism surrounding the potential addressable market for its weight-loss drug.
The Fund’s underperformance in industrials was almost entirely the result of its overweight positions in a number of defense stocks, including Northrup Grumman Corp.,* Lockheed Martin Corp., General Dynamics Corp., and L3 Harris Technologies, Inc.* U.S. defense spending is expected to surpass $2 trillion in 2023, and the military forecast that it would award procurement contracts worth more than $300 billion. Still, the sector has lagged due to supply chain and hiring difficulties that have prevented the companies from working through their order backlogs and put pressure on profit margins and earnings expectations.
In energy, we were hurt by having positions in Devon Energy Corp.* and Cheniere Energy, Inc., which failed to keep pace with their sector peers due largely to their higher relative exposure to natural gas over crude oil.
The Fund’s underweight in the semiconductor company NVIDIA Corp. was the largest detractor from relative performance. Our average weighting in

6	|	DWS Core Equity Fund

the stock was about half of its index weight, which was enough to hurt results given that it surged nearly 240% on optimism it will emerge as the largest winner in the growth of AI.
Outlook and Positioning
As always, we made gradual shifts to the portfolio based on the input from our models, rather than making any wholesale changes or “betting”  on specific styles or sectors. We believe our steady approach, while appropriate for all markets, can be particularly beneficial at a time of elevated risk.
The outlook for the global markets remained extremely uncertain at the close of the period. The open-ended and data-dependent nature of Fed policy, questions about the economic outlook, and geopolitical issues were all factors that continued to weigh on investor sentiment. As always, we believe the optimal way to navigate such a challenging backdrop is to maintain our disciplined strategy of investing based on factors that have led to outperformance within each of the market’s 35 industry groups over time. We think our objective, data-driven approach—which removes emotion from the decision-making process—is well suited for a time in which a wide range of cross-cutting events make subjective forecasting exceptionally difficult.
*
Not held as of September 30, 2023.
Portfolio Management Team
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Portfolio Manager of the Fund. Began managing the Fund in 2013.
—Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
—Head of Core Equity and Head of Systematic and Quantitative Management: Americas.
—Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Arno V. Puskar, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 1987.
—Portfolio Manager for US Equities and Quantitative Analyst: New York.
—BS in Industrial Engineering from Lehigh University; MBA from Pepperdine University.
Di Kumble, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served

DWS Core Equity Fund	|	7

as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
—Senior Portfolio Manager, Head of Tax Managed Equities: New York.
—BS, Beijing University; PhD in Chemistry, Princeton University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Large blend funds are fairly representative of the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large caps. The average category returns for the one-, five-, and 10-year periods ended September 30, 2023 were 19.13%, 7.74%, and 10.42%, respectively.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector or security than the benchmark. Underweight means that a fund holds a lower weighting.

8	|	DWS Core Equity Fund

Performance SummarySeptember 30, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
Unadjusted for Sales Charge	21.32%	8.38%	11.15%
Adjusted for the Maximum Sales Charge (max 5.75% load)	14.34%	7.11%	10.50%
Russell 1000® Index†	21.19%	9.63%	11.63%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
Unadjusted for Sales Charge	20.42%	7.55%	10.30%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	20.42%	7.55%	10.30%
Russell 1000® Index†	21.19%	9.63%	11.63%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
No Sales Charges	20.82%	7.94%	10.69%
Russell 1000® Index†	21.19%	9.63%	11.63%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 9/30/23
No Sales Charges	21.74%	8.76%	10.40%
Russell 1000® Index†	21.19%	9.63%	10.60%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
No Sales Charges	21.68%	8.67%	11.46%
Russell 1000® Index†	21.19%	9.63%	11.63%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/23
No Sales Charges	21.66%	8.67%	11.48%
Russell 1000® Index†	21.19%	9.63%	11.63%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower

DWS Core Equity Fund	|	9

or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2023 are 0.83%, 1.59%, 1.24%, 0.48%, 0.56% and 0.57% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 25, 2014.

10	|	DWS Core Equity Fund

†
The Russell® 1000 Index is an unmanaged index that measures the performance of the
1,000 largest companies in the Russell 3000® Index, which represents approximately
92% of the total market capitalization of the Russell 3000 Index.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/23	$28.43	$26.41	$28.83	$28.91	$28.87	$28.94
9/30/22	$25.56	$23.89	$25.89	$25.96	$25.92	$25.98
Distribution Information as of 9/30/23
Income Dividends, Twelve Months	$.20	$—	$.08	$.30	$.28	$.28
Capital Gain Distributions	$2.1522	$2.1522	$2.1522	$2.1522	$2.1522	$2.1522

DWS Core Equity Fund	|	11

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/23	9/30/22
Common Stocks	99%	100%
Cash Equivalents	1%	0%
Put Options Purchased	0%	—
	100%	100%

Sector Diversification (As a % of Common Stocks)	9/30/23	9/30/22
Information Technology	26%	25%
Financials	13%	11%
Health Care	12%	16%
Consumer Discretionary	12%	12%
Industrials	10%	9%
Communication Services	9%	7%
Consumer Staples	7%	6%
Energy	4%	5%
Real Estate	3%	3%
Materials	2%	3%
Utilities	2%	3%
	100%	100%

12	|	DWS Core Equity Fund

Ten Largest Equity Holdings at September 30, 2023 (35.5% of Net Assets)
1Apple, Inc.	8.2%
Designs, manufactures and markets personal computers and related computing and mobile-communication devices
2Microsoft Corp.	7.7%
Develops, manufactures, licenses, sells and supports software products
3Alphabet, Inc.	4.8%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
4JPMorgan Chase & Co.	2.6%
Provider of global financial services
5Amazon.com, Inc.	2.2%
Online retailer offering a wide range of products
6Oracle Corp.	2.1%
Provider of database management software
7Visa, Inc.	2.1%
Operates a retail electronic payments network and manages global financial services
8HF Sinclair Corp.	2.1%
Refines, transports, stores and markets petroleum products
9NVIDIA Corp.	1.9%
Designs, develops and markets three dimensional (3D) graphic processors
10Caterpillar, Inc.	1.8%
Manufactures and markets agricultural and forestry machinery
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 59 for contact information.

DWS Core Equity Fund	|	13

Investment Portfolioas of September 30, 2023

	Shares	Value ($)
Common Stocks 99.2%
Communication Services 8.9%
Entertainment 0.9%
Spotify Technology SA*	223,683	34,590,339
Interactive Media & Services 6.9%
Alphabet, Inc. “A” *	462,987	60,586,479
Alphabet, Inc. “C” *	914,613	120,591,724
Match Group, Inc.*	279,690	10,956,856
Meta Platforms, Inc. “A” *	221,401	66,466,794
		258,601,853
Wireless Telecommunication Services 1.1%
T-Mobile U.S., Inc.*	283,850	39,753,192
Consumer Discretionary 11.6%
Automobiles 0.8%
Tesla, Inc.*	57,962	14,503,252
Thor Industries, Inc.	165,410	15,735,453
		30,238,705
Broadline Retail 3.0%
Amazon.com, Inc.*	650,679	82,714,315
Macy’s, Inc.	2,465,964	28,629,842
		111,344,157
Distributors 0.4%
Genuine Parts Co.	99,113	14,309,935
Diversified Consumer Services 0.3%
ADT, Inc.	1,906,082	11,436,492
Hotels, Restaurants & Leisure 2.2%
DraftKings, Inc. “A” *	1,009,954	29,733,046
Hilton Worldwide Holdings, Inc.	203,912	30,623,504
Hyatt Hotels Corp. “A”	222,262	23,577,553
		83,934,103
Household Durables 1.1%
PulteGroup, Inc.	175,566	13,000,662
Whirlpool Corp.	196,396	26,258,145
		39,258,807
The accompanying notes are an integral part of the financial statements.

14	|	DWS Core Equity Fund

	Shares	Value ($)
Leisure Products 1.0%
Brunswick Corp.	227,765	17,993,435
Hasbro, Inc.	300,278	19,860,387
		37,853,822
Specialty Retail 0.8%
Bath & Body Works, Inc.	451,696	15,267,325
Five Below, Inc.*	100,929	16,239,476
		31,506,801
Textiles, Apparel & Luxury Goods 2.0%
Deckers Outdoor Corp.*	45,144	23,208,079
Lululemon Athletica, Inc.*	35,902	13,844,170
PVH Corp.	517,614	39,602,647
		76,654,896
Consumer Staples 6.6%
Beverages 2.9%
Coca-Cola Co.	704,066	39,413,615
Constellation Brands, Inc. “A”	194,498	48,883,182
Molson Coors Beverage Co. “B”	309,202	19,662,155
		107,958,952
Consumer Staples Distribution & Retail 0.9%
Walmart, Inc.	213,569	34,156,090
Household Products 1.2%
Church & Dwight Co., Inc.	480,676	44,044,342
Personal Care Products 1.1%
Coty, Inc. “A” *	3,941,434	43,237,531
Tobacco 0.5%
Philip Morris International, Inc.	205,019	18,980,659
Energy 4.3%
Energy Equipment & Services 1.1%
Schlumberger NV	694,704	40,501,243
Oil, Gas & Consumable Fuels 3.2%
Cheniere Energy, Inc.	272,088	45,155,724
HF Sinclair Corp.	1,355,906	77,191,729
		122,347,453
Financials 12.3%
Banks 4.1%
Bank of America Corp.	764,343	20,927,711
The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	15

	Shares	Value ($)
JPMorgan Chase & Co.	669,544	97,097,271
Wells Fargo & Co.	904,182	36,944,877
		154,969,859
Capital Markets 3.6%
Ameriprise Financial, Inc.	131,193	43,251,709
LPL Financial Holdings, Inc.	126,708	30,112,156
MSCI, Inc.	83,975	43,085,893
S&P Global, Inc.	44,159	16,136,140
		132,585,898
Financial Services 3.4%
Apollo Global Management, Inc.	294,905	26,470,673
Mastercard, Inc. “A”	41,244	16,328,912
PayPal Holdings, Inc.*	102,705	6,004,134
Visa, Inc. “A”	344,315	79,195,893
		127,999,612
Insurance 1.2%
Aflac, Inc.	224,167	17,204,817
Cincinnati Financial Corp.	181,848	18,601,232
Marsh & McLennan Companies, Inc.	52,686	10,026,146
		45,832,195
Health Care 12.3%
Biotechnology 2.9%
AbbVie, Inc.	348,016	51,875,265
Amgen, Inc.	211,701	56,896,761
		108,772,026
Health Care Equipment & Supplies 2.1%
Becton Dickinson & Co.	133,088	34,407,241
Medtronic PLC	233,829	18,322,840
Stryker Corp.	70,684	19,315,817
Zimmer Biomet Holdings, Inc.	68,526	7,689,988
		79,735,886
Health Care Providers & Services 4.3%
Centene Corp.*	693,531	47,770,415
Cigna Group	119,302	34,128,723
CVS Health Corp.	197,660	13,800,621
Elevance Health, Inc.	116,012	50,513,945
HCA Healthcare, Inc.	62,030	15,258,140
		161,471,844
The accompanying notes are an integral part of the financial statements.

16	|	DWS Core Equity Fund

	Shares	Value ($)
Life Sciences Tools & Services 0.4%
Danaher Corp.	62,371	15,474,245
Pharmaceuticals 2.6%
Bristol-Myers Squibb Co.	630,957	36,620,744
Johnson & Johnson	259,656	40,441,422
Merck & Co., Inc.	84,527	8,702,055
Viatris, Inc.	985,883	9,720,806
		95,485,027
Industrials 10.2%
Aerospace & Defense 3.0%
General Dynamics Corp.	156,242	34,524,795
Lockheed Martin Corp.	149,094	60,973,482
Textron, Inc.	225,746	17,639,792
		113,138,069
Building Products 1.5%
Owens Corning	407,823	55,631,136
Commercial Services & Supplies 1.5%
Waste Management, Inc.	356,100	54,283,884
Electrical Equipment 0.8%
Emerson Electric Co.	176,517	17,046,247
Sunrun, Inc.*	935,669	11,752,002
		28,798,249
Machinery 3.0%
Caterpillar, Inc.	251,248	68,590,704
Cummins, Inc.	72,560	16,577,058
PACCAR, Inc.	321,466	27,331,039
		112,498,801
Professional Services 0.4%
Verisk Analytics, Inc.	69,567	16,434,508
Information Technology 26.0%
Communications Equipment 0.6%
Cisco Systems, Inc.	435,560	23,415,706
IT Services 0.5%
Accenture PLC “A”	59,374	18,234,349
Semiconductors & Semiconductor Equipment 5.8%
Advanced Micro Devices, Inc.*	324,562	33,371,465
Intel Corp.	861,525	30,627,214
Lam Research Corp.	50,260	31,501,460
The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	17

	Shares	Value ($)
NVIDIA Corp.	164,995	71,771,175
QUALCOMM, Inc.	445,783	49,508,660
		216,779,974
Software 10.9%
Adobe, Inc.*	44,502	22,691,570
Microsoft Corp.	915,806	289,165,744
Oracle Corp.	751,932	79,644,637
Synopsys, Inc.*	38,914	17,860,359
		409,362,310
Technology Hardware, Storage & Peripherals 8.2%
Apple, Inc.	1,795,098	307,338,729
Materials 2.4%
Chemicals 1.4%
Corteva, Inc.	375,697	19,220,658
DuPont de Nemours, Inc.	162,067	12,088,578
Linde PLC	58,908	21,934,394
		53,243,630
Metals & Mining 1.0%
United States Steel Corp.	1,072,932	34,848,831
Real Estate 2.6%
Health Care REITs 0.3%
Medical Properties Trust, Inc. (a)	1,991,992	10,856,356
Industrial REITs 1.0%
Prologis, Inc.	326,347	36,619,397
Residential REITs 0.8%
AvalonBay Communities, Inc.	188,247	32,329,540
Specialized REITs 0.5%
Iron Mountain, Inc.	305,607	18,168,336
Utilities 2.0%
Electric Utilities 0.7%
FirstEnergy Corp.	388,796	13,289,048
NRG Energy, Inc.	387,537	14,927,925
		28,216,973
Multi-Utilities 0.5%
WEC Energy Group, Inc.	225,566	18,169,341
Water Utilities 0.8%
American Water Works Co., Inc.	239,081	29,605,400
Total Common Stocks (Cost $2,537,282,173)		3,721,009,483

The accompanying notes are an integral part of the financial statements.

18	|	DWS Core Equity Fund

	Contracts/ Notional Amount	Value ($)
Put Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
S&P 500 E-Mini Future, Expiration Date 10/31/2023, Strike Price $4,250.0 (Cost $770,948)	400 20,000	1,015,000

	Shares	Value ($)
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (b) (c) (Cost $10,955,450)	10,955,450	10,955,450
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 5.36% (b) (Cost $31,212,263)	31,212,263	31,212,263

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $2,580,220,834)	100.3	3,764,192,196
Other Assets and Liabilities, Net	(0.3)	(11,330,747)
Net Assets	100.0	3,752,861,449
A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2023 are as follows:
Value ($) at 9/30/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2023	Value ($) at 9/30/2023
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (b) (c)
—	10,955,450 (d)	—	—	—	108,121	—	10,955,450	10,955,450
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 5.36% (b)
14,969,450	358,216,909	341,974,096	—	—	1,290,229	—	31,212,263	31,212,263
14,969,450	369,172,359	341,974,096	—	—	1,398,350	—	42,167,713	42,167,713

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	19

(a)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at September 30, 2023 amounted to $10,855,855, which is 0.3% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2023.

REIT: Real Estate Investment Trust
S&P: Standard & Poor’s
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$3,721,009,483	$—	$—	$3,721,009,483
Put Options Purchased	1,015,000	—	—	1,015,000
Short-Term Investments (a)	42,167,713	—	—	42,167,713
Total	$3,764,192,196	$—	$—	$3,764,192,196

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

20	|	DWS Core Equity Fund

Statement of Assets and Liabilities
as of September 30, 2023

Assets
Investments in non-affiliated securities, at value (cost $2,538,053,121) — including $10,855,855 of securities loaned	$3,722,024,483
Investment in DWS Government & Agency Securities Portfolio (cost $10,955,450)*	10,955,450
Investment in DWS Central Cash Management Government Fund (cost $31,212,263)	31,212,263
Cash	10,000
Receivable for Fund shares sold	406,126
Dividends receivable	2,360,050
Interest receivable	110,462
Other assets	44,954
Total assets	3,767,123,788
Liabilities
Payable upon return of securities loaned	10,955,450
Payable for Fund shares redeemed	851,768
Accrued management fee	1,123,304
Accrued Trustees' fees	29,700
Other accrued expenses and payables	1,302,117
Total liabilities	14,262,339
Net assets, at value	$3,752,861,449
Net Assets Consist of
Distributable earnings (loss)	1,348,680,012
Paid-in capital	2,404,181,437
Net assets, at value	$3,752,861,449
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	21

Statement of Assets and Liabilities as of September 30, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($365,886,444 ÷ 12,867,791 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$28.43
Maximum offering price per share (100 ÷ 94.25 of $28.43)	$30.16
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,345,582 ÷ 732,453 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$26.41
Class R
Net Asset Value, offering and redemption price per share ($1,740,644 ÷ 60,371 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$28.83
Class R6
Net Asset Value, offering and redemption price per share ($10,153,521 ÷ 351,237 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$28.91
Class S
Net Asset Value, offering and redemption price per share ($3,154,425,524 ÷ 109,268,205 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$28.87
Institutional Class
Net Asset Value, offering and redemption price per share ($201,309,734 ÷ 6,955,404 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$28.94
The accompanying notes are an integral part of the financial statements.

22	|	DWS Core Equity Fund

Statement of Operations
for the year ended September 30, 2023

Investment Income
Income:
Dividends	$57,548,630
Income distributions — DWS Central Cash Management Government Fund	1,290,229
Securities lending income, net of borrower rebates	108,121
Total income	58,946,980
Expenses:
Management fee	13,283,249
Administration fee	3,646,848
Services to shareholders	3,491,387
Distribution and service fees	1,080,629
Custodian fee	28,626
Professional fees	126,247
Reports to shareholders	174,970
Registration fees	102,233
Trustees' fees and expenses	145,323
Other	209,729
Total expenses	22,289,241
Net investment income	36,657,739
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	178,786,083
Change in net unrealized appreciation (depreciation) on investments	502,541,150
Net gain (loss)	681,327,233
Net increase (decrease) in net assets resulting from operations	$717,984,972
The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	23

Statements of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$36,657,739	$32,788,582
Net realized gain (loss)	178,786,083	339,732,606
Change in net unrealized appreciation (depreciation)	502,541,150	(951,881,930)
Net increase (decrease) in net assets resulting from operations	717,984,972	(579,360,742)
Distributions to shareholders:
Class A	(29,970,108)	(56,236,952)
Class T	—	(2,419)
Class C	(1,874,230)	(4,103,519)
Class R	(121,145)	(269,186)
Class R6	(2,259,252)	(2,646,490)
Class S	(261,874,353)	(486,052,529)
Institutional Class	(16,806,727)	(39,866,098)
Total distributions	(312,905,815)	(589,177,193)
Fund share transactions:
Proceeds from shares sold	108,552,700	143,748,210
Reinvestment of distributions	295,406,733	554,808,680
Payments for shares redeemed	(466,407,252)	(534,031,376)
Net increase (decrease) in net assets from Fund share transactions	(62,447,819)	164,525,514
Increase (decrease) in net assets	342,631,338	(1,004,012,421)
Net assets at beginning of period	3,410,230,111	4,414,242,532
Net assets at end of period	$3,752,861,449	$3,410,230,111

The accompanying notes are an integral part of the financial statements.

24	|	DWS Core Equity Fund

Financial Highlights
DWS Core Equity Fund — Class A
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$25.56	$34.27	$28.24	$26.80	$30.17
Income (loss) from investment operations:
Net investment income[a]	.21	.17	.19	.25	.27
Net realized and unrealized gain (loss)	5.01	(4.26)	7.76	2.55	(.46 )
Total from investment operations	5.22	(4.09)	7.95	2.80	(.19 )
Less distributions from:
Net investment income	(.20 )	(.17 )	(.19 )	(.28 )	(.29 )
Net realized gains	(2.15)	(4.45)	(1.73)	(1.08)	(2.89)
Total distributions	(2.35)	(4.62)	(1.92)	(1.36)	(3.18)
Net asset value, end of period	$28.43	$25.56	$34.27	$28.24	$26.80
Total Return (%)[b]	21.32	(14.81)	29.17	10.71	1.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	366	330	423	351	362
Ratio of expenses (%)	.82	.83	.82	.84	.84
Ratio of net investment income (%)	.75	.54	.58	.95	1.04
Portfolio turnover rate (%)	33	28	35	46	39

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	25

DWS Core Equity Fund — Class C
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$23.89	$32.36	$26.80	$25.49	$28.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.00 )*	(.07 )	(.06 )	.05	.07
Net realized and unrealized gain (loss)	4.67	(3.95)	7.35	2.42	(.46 )
Total from investment operations	4.67	(4.02)	7.29	2.47	(.39 )
Less distributions from:
Net investment income	—	—	—	(.08 )	(.09 )
Net realized gains	(2.15)	(4.45)	(1.73)	(1.08)	(2.89)
Total distributions	(2.15)	(4.45)	(1.73)	(1.16)	(2.98)
Net asset value, end of period	$26.41	$23.89	$32.36	$26.80	$25.49
Total Return (%)[b]	20.42	(15.48)	28.19	9.86	.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	22	32	34	40
Ratio of expenses (%)	1.59	1.59	1.59	1.61	1.60
Ratio of net investment income (loss) (%)	(.01 )	(.23 )	(.20 )	.18	.28
Portfolio turnover rate (%)	33	28	35	46	39

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

26	|	DWS Core Equity Fund

DWS Core Equity Fund — Class R
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$25.89	$34.67	$28.56	$27.08	$30.45
Income (loss) from investment operations:
Net investment income[a]	.09	.04	.06	.15	.17
Net realized and unrealized gain (loss)	5.08	(4.32)	7.84	2.59	(.46 )
Total from investment operations	5.17	(4.28)	7.90	2.74	(.29 )
Less distributions from:
Net investment income	(.08 )	(.05 )	(.06 )	(.18 )	(.19 )
Net realized gains	(2.15)	(4.45)	(1.73)	(1.08)	(2.89)
Total distributions	(2.23)	(4.50)	(1.79)	(1.26)	(3.08)
Net asset value, end of period	$28.83	$25.89	$34.67	$28.56	$27.08
Total Return (%)	20.82	(15.18)	28.68	10.27	.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	2	2
Ratio of expenses (%)	1.25	1.24	1.22	1.22	1.25
Ratio of net investment income (%)	.32	.13	.18	.56	.64
Portfolio turnover rate (%)	33	28	35	46	39

[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	27

DWS Core Equity Fund — Class R6
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$25.96	$34.75	$28.61	$27.14	$30.51
Income (loss) from investment operations:
Net investment income[a]	.30	.27	.32	.35	.37
Net realized and unrealized gain (loss)	5.10	(4.33)	7.86	2.58	(.46 )
Total from investment operations	5.40	(4.06)	8.18	2.93	(.09 )
Less distributions from:
Net investment income	(.30 )	(.28 )	(.31 )	(.38 )	(.39 )
Net realized gains	(2.15)	(4.45)	(1.73)	(1.08)	(2.89)
Total distributions	(2.45)	(4.73)	(2.04)	(1.46)	(3.28)
Net asset value, end of period	$28.91	$25.96	$34.75	$28.61	$27.14
Total Return (%)	21.74	(14.54)	29.64	11.09	1.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	20	31	12	14
Ratio of expenses (%)	.48	.48	.48	.49	.49
Ratio of net investment income (%)	1.08	.86	.96	1.29	1.39
Portfolio turnover rate (%)	33	28	35	46	39

[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

28	|	DWS Core Equity Fund

DWS Core Equity Fund — Class S
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$25.92	$34.71	$28.58	$27.11	$30.48
Income (loss) from investment operations:
Net investment income[a]	.28	.26	.28	.33	.34
Net realized and unrealized gain (loss)	5.10	(4.34)	7.86	2.58	(.45 )
Total from investment operations	5.38	(4.08)	8.14	2.91	(.11 )
Less distributions from:
Net investment income	(.28 )	(.26 )	(.28 )	(.36 )	(.37 )
Net realized gains	(2.15)	(4.45)	(1.73)	(1.08)	(2.89)
Total distributions	(2.43)	(4.71)	(2.01)	(1.44)	(3.26)
Net asset value, end of period	$28.87	$25.92	$34.71	$28.58	$27.11
Total Return (%)	21.68	(14.62)	29.53	11.01	1.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,154	2,842	3,629	3,076	3,198
Ratio of expenses (%)	.56	.56	.55	.57	.57
Ratio of net investment income (%)	1.01	.81	.84	1.21	1.31
Portfolio turnover rate (%)	33	28	35	46	39

[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	29

DWS Core Equity Fund — Institutional Class
	Years Ended September 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$25.98	$34.77	$28.63	$27.16	$30.54
Income (loss) from investment operations:
Net investment income[a]	.28	.25	.28	.33	.36
Net realized and unrealized gain (loss)	5.11	(4.34)	7.87	2.58	(.47 )
Total from investment operations	5.39	(4.09)	8.15	2.91	(.11 )
Less distributions from:
Net investment income	(.28 )	(.25 )	(.28 )	(.36 )	(.38 )
Net realized gains	(2.15)	(4.45)	(1.73)	(1.08)	(2.89)
Total distributions	(2.43)	(4.70)	(2.01)	(1.44)	(3.27)
Net asset value, end of period	$28.94	$25.98	$34.77	$28.63	$27.16
Total Return (%)	21.66	(14.60)	29.52	11.01	1.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	201	196	297	269	169
Ratio of expenses (%)	.56	.57	.56	.57	.55
Ratio of net investment income (%)	1.00	.79	.84	1.24	1.35
Portfolio turnover rate (%)	33	28	35	46	39

[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

30	|	DWS Core Equity Fund

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Core Equity Fund (the “Fund” ) is a diversified series of Deutsche DWS Investment Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS Core Equity Fund	|	31

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable

32	|	DWS Core Equity Fund

companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended September 30, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.09% annualized effective rate as of September 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the

DWS Core Equity Fund	|	33

reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of September 30, 2023, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
The Fund has reviewed the tax positions for the open tax years as of September 30, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. The Fund may utilize a portion of the proceeds from capital shares redeemed as a distribution from net investment income and realized capital gains. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At September 30, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$5,660,506
Undistributed long-term capital gains	$167,504,287
Net unrealized appreciation (depreciation) on investments	$1,175,759,271
At September 30, 2023, the aggregate cost of investments for federal income tax purposes was $2,588,432,925. The net unrealized appreciation

34	|	DWS Core Equity Fund

for all investments based on tax cost was $1,175,759,271. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,252,864,299 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $77,105,028.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2023	2022
Distributions from ordinary income*	$35,565,101	$83,046,144
Distributions from long-term capital gains	$277,340,714	$506,131,049

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Derivative Instruments
An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended September 30, 2023, the Fund entered into options contracts in order to manage the risk of stock market volatility.

DWS Core Equity Fund	|	35

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
A summary of open purchased option contracts as of September 30, 2023 is included in the Fund’s Investment Portfolio. For the year ended September 30, 2023, the investment in purchased options contracts had a total value generally indicative of a range from $0 to approximately $1,015,000.
The following table summarizes the value of the Fund’s derivative instruments held as of September 30, 2023 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Purchased Options
Equity Contracts (a)	$1,015,000
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Investments in securities at value (includes purchased options)
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options
Equity Contracts (a)	$(113,288)
The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from investments (includes purchased options)

36	|	DWS Core Equity Fund

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options
Equity Contracts (a)	$244,052
The above derivative is located in the following Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on investments (includes purchased options)
C.
Purchases and Sales of Securities
During the year ended September 30, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $1,238,264,487 and $1,594,918,328, respectively.
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.365%
Next $750 million of such net assets	.360%
Next $1.5 billion of such net assets	.355%
Next $5.0 billion of such net assets	.345%
Next $5.0 billion of such net assets	.335%
Next $5.0 billion of such net assets	.325%
Over $17.5 billion of such net assets	.300%
Accordingly, for the year ended September 30, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.353% of the Fund’s average daily net assets.
For the period from October 1, 2022 through September 30, 2023 (through January 31, 2023 for Institutional Class shares and through September 30, 2024 for Class A, Class R6 and Class S shares), the Advisor has contractually agreed to waive its fees and/or reimburse

DWS Core Equity Fund	|	37

certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.12%
Class C	1.86%
Class R	1.36%
Class R6	.87%
Class S	.87%
Institutional Class	.87%
Effective October 1, 2023 (February 1, 2023 for Institutional Class shares) through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of certain classes as follows:
Class C	1.87%
Class R	1.37%
Institutional Class	.56%
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2023, the Administration Fee was $3,646,848, of which $308,606 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder

38	|	DWS Core Equity Fund

servicing fee it receives from the Fund. For the year ended September 30, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2023
Class A	$138,973	$23,255
Class C	3,896	659
Class R	289	46
Class R6	601	107
Class S	1,265,556	211,293
Institutional Class	1,109	171
	$1,410,424	$235,531
In addition, for the year ended September 30, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$246,221
Class C	21,956
Class R	4,113
Class S	1,232,354
Institutional Class	154,578
$1,659,222
Distribution and Service Fees.  Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2023
Class C	$162,595	$12,399
Class R	4,127	368
	$166,722	$12,767
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has

DWS Core Equity Fund	|	39

various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2023	Annual Rate
Class A	$858,698	$150,306.23%
Class C	51,092	8,744.24%
Class R	4,117	745.25%
	$913,907	$159,795
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2023 aggregated $8,392.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2023, the CDSC for Class C shares aggregated $214. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2023, DDI received $576 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended September 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,477, of which $950 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent

40	|	DWS Core Equity Fund

that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. For the year ended September 30, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $5.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2023.
F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	510,010	$13,956,770	645,013	$20,425,078
Class C	81,688	2,086,404	82,073	2,540,954
Class R	5,028	144,591	5,556	173,295
Class R6	295,004	8,044,872	259,996	7,508,654
Class S	1,114,562	31,526,062	1,437,582	45,641,897
Institutional Class	1,882,850	52,794,001	2,118,796	67,458,332
		$108,552,700		$143,748,210

DWS Core Equity Fund	|	41

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	1,075,355	$28,022,856	1,608,403	$52,453,620
Class T	—	—	74 *	2,419 *
Class C	74,726	1,801,638	126,719	3,888,990
Class R	4,594	121,145	8,120	269,186
Class R6	83,106	2,202,142	77,587	2,558,121
Class S	9,368,152	248,271,245	13,947,981	460,363,651
Institutional Class	564,228	14,987,707	1,064,903	35,272,693
		$295,406,733		$554,808,680
Shares redeemed
Class A	(1,632,217)	$(45,279,340)	(1,683,329)	$(52,714,985)
Class T	—	—	(594)*	(15,188)*
Class C	(324,996)	(8,329,005)	(296,819)	(9,034,803)
Class R	(8,878)	(258,839)	(16,020)	(495,951)
Class R6	(795,940)	(23,242,733)	(453,730)	(16,316,486)
Class S	(10,839,580)	(304,857,529)	(10,336,525)	(325,889,505)
Institutional Class	(3,017,561)	(84,439,806)	(4,193,277)	(129,564,458)
		$(466,407,252)		$(534,031,376)
Net increase (decrease)
Class A	(46,852)	$(3,299,714)	570,087	$20,163,713
Class T	—	—	(520)*	(12,769)*
Class C	(168,582)	(4,440,963)	(88,027)	(2,604,859)
Class R	744	6,897	(2,344)	(53,470)
Class R6	(417,830)	(12,995,719)	(116,147)	(6,249,711)
Class S	(356,866)	(25,060,222)	5,049,038	180,116,043
Institutional Class	(570,483)	(16,658,098)	(1,009,578)	(26,833,433)
		$(62,447,819)		$164,525,514

*	For the period from October 1, 2021 to September 30, 2022 (Class T liquidation date).

42	|	DWS Core Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Investment Trust and Shareholders of DWS Core Equity Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Core Equity Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Investment Trust) (the “Trust” ), including the investment portfolio, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Investment Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

DWS Core Equity Fund	|	43

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
November 20, 2023

44	|	DWS Core Equity Fund

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

DWS Core Equity Fund	|	45

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2023 to September 30, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

46	|	DWS Core Equity Fund

Expenses and Value of a $1,000 Investment
for the six months ended September 30, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/23	$1,047.20	$1,043.50	$1,045.10	$1,049.10	$1,048.70	$1,048.60
Expenses Paid per $1,000*	$4.21	$8.09	$6.41	$2.52	$2.88	$2.82
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/23	$1,020.96	$1,017.15	$1,018.80	$1,022.61	$1,022.26	$1,022.31
Expenses Paid per $1,000*	$4.15	$7.99	$6.33	$2.48	$2.84	$2.79

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS Core Equity Fund	.82%	1.58%	1.25%	.49%	.56%	.55%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS Core Equity Fund	|	47

Tax Information (Unaudited)
The Fund paid distributions of $2.15 per share from net long-term capital gains during its year ended September 30, 2023.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $195,491,000 as capital gain dividends for its year ended September 30, 2023.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended September 30, 2023, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $63,200,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

48	|	DWS Core Equity Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Core Equity Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries

DWS Core Equity Fund	|	49

throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark index in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment

50	|	DWS Core Equity Fund

management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily

DWS Core Equity Fund	|	51

prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

52	|	DWS Core Equity Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

DWS Core Equity Fund	|	53

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

54	|	DWS Core Equity Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

DWS Core Equity Fund	|	55

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Assistant
Secretary, DWS Distributors, Inc. (2018–present); Vice
President, DWS Service Company (2018–present);
President, DB Investment Managers, Inc.(2018–present);
President and Chief Executive Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2017–present); formerly: Vice
President for the Deutsche funds (2016–2017); Assistant
Secretary for the DWS funds (2013–2019); Secretary, DWS
USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023);
Assistant Secretary, DWS Trust Company (2018–2023);
Assistant Secretary, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2013–2020); Directorships: Director of
DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of
Episcopalian Charities of New York (2018–present);
Interested Director of The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2020–present); Director of ICI Mutual
Insurance Company (2020–present); Director of DWS USA
Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager
of DBX Advisors LLC. (2023–present)

56	|	DWS Core Equity Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

DWS Core Equity Fund	|	57

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 48 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

58	|	DWS Core Equity Fund

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Core Equity Fund	|	59

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SUWAX	SUWCX	SCDGX	SUWIX
CUSIP Number	25157M 729	25157M 661	25157M 679	25157M 687
Fund Number	464	764	2064	550

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SUWTX	SUWZX
CUSIP Number	25157M 646	25157M 612
Fund Number	1564	1664

60	|	DWS Core Equity Fund

Notes

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DCEF-2
(R-024417-13 11/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Core Equity Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$51,236	$0	$7,629	$0
2022	$51,236	$0	$8,989	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$7,629	$539,907	$0	$547,536
2022	$8,989	$32,448	$0	$41,437

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Equity Fund, a series of Deutsche DWS Investment Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2023